                                                               EXHIBIT 10.17 (d)



                                FOURTH AMENDMENT
                                       TO
                             MASTER PURCHASE ORDER
                              ASSIGNMENT AGREEMENT



     This Fourth Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment") is made as of the 2 day of July, 2001, between TRANSCAP TRADE FINANCE, an Illinois general partnership (the "Contractor") and BAM! ENTERTAINMENT, INC., a Delaware corporation (the "BAM!").

                             W I T N E S S E T H :

     WHEREAS, the Contractor and BAY AREA MULTIMEDIA, INC., a California corporation (the "Manufacturer") and the predecessor of BAM! are parties to (a) that certain Master Purchase Order Assignment Agreement dated as of February 25, 2000 as amended (the "Assignment Agreement"), and (b) that certain Security Agreement and Financing Statement dated as of February 25, 2000 (the "Security Agreement");

     WHEREAS, the Manufacturer and BAM! were parties to a certain merger pursuant to which BAM! has succeeded by operation of law to all of the rights and obligations of the Manufacturer;

     WHEREAS, the Contractor and BAM! desire to amend the Assignment Agreement and the Security Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

     1. Effect of Merger. BAM! acknowledges and agrees that, by operation of law and as a result of the merger of the Manufacturer with any into BAM!, that BAM! now possesses all of the all the rights, privileges, powers and franchises of whatsoever nature and description, of a public or of a private nature, and is now subject to all the restrictions, disabilities and duties of the Manufacturer, and that all rights of Contractor and all of the Contractor's liens upon the property of the Manufacturer shall be preserved unimpaired, and all debts, liabilities and duties of the Manufacturer shall thenceforth attach to BAM! and may be enforced against BAM! to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and that, as a result of the foregoing, BAM! is bound by the Assignment Agreement and the Security Agreement to the same extent as the Manufacturer, and that all references in such documents to the Manufacturer shall be deemed to be references to BAM!.

     2. Further Assurances. From and after the date hereof, BAM! shall execute and deliver such documents or instruments, and do or cause to be done such other acts, as may be reasonably required to assure, complete and evidence the intent of this Agreement.

     3. Amendment. This Amendment constitutes an amendment to the Assignment Agreement and the Security Agreement, and except to the extent inconsistent herewith, the parties do hereby reconfirm the Assignment Agreement and the Security Agreement in their entirety.

     5. Effectiveness of Amendment. This Amendment will not be effective until each of the persons set forth on Addendum III of the Assignment Agreement shall have executed an acknowledgment to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.

     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TRANSCAP TRADE FINANCE

By:  /s/ MICHAEL SEAR
   -----------------------------------
   Michael Sear, Executive Vice President
   Transcap Associates, Inc., general partner

BAM! ENTERTAINMENT, INC.

By: /s/ RAYMOND C. MUSCI
   -----------------------------------
Name: Raymond C. Musci
     ---------------------------------
Title: President
      --------------------------------

                          ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned hereby acknowledges receiving and reviewing that certain Fourth Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment"). Each of the undersigned, by its execution hereof, hereby agrees the Guaranty previously executed by him or her shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order Assignment Agreement shall be deemed to refer to the Master Purchase Order Assignment Agreement as amended by the Amendment.

Dated: 6-29-01


                                        /s/ RAYMOND C. MUSCI
                                        ---------------------------------------


                                        ---------------------------------------